Exhibit 10.35
FIRST AMENDMENT TO CREDIT AGREEMENT
BY THIS FIRST AMENDMENT TO CREDIT DOCUMENTS (this “Amendment”), dated as of December 31, 2008, P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (“Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent, BANK OF AMERICA, N.A., a national banking association, as Syndication Agent, and WELLS FARGO BANK, N.A., a national banking association, as Documentation Agent and the Lenders party hereto, agree that the Credit Agreement dated August 31, 2007 between Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party thereto (the “Credit Agreement”) is supplemented, amended and modified as set forth herein. All terms capitalized but not otherwise defined herein shall have the meanings set forth in the Credit Agreement
1. Amendments to Section 2.06(b) of the Credit Agreement. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Section 2.06 (b) of the Credit Agreement is amended by replacing the language “the LC Exposure shall not exceed $50,000,000.00” with “the LC Exposure shall not exceed $30,000,000.00”.
2. Ratification. The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loan and the obligations of Borrower in the Credit Documents, except as modified herein.
3. Representations and Warranties. Borrower represents and warrants to Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Credit Agreement, (b) the representations and warranties in the Credit Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement or obligation by which Borrower is bound, and (d) this Amendment is within Borrower’s power, has been duly authorized, and does not conflict with Borrower’s certificate of incorporation or bylaws.
4. Successors and Assigns; Counterparts. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. This Amendment may be executed in counterparts.
5. Effect of Agreement. Except as provided in this Amendment, and any documents, agreements and/or instruments executed in connection with this Amendment, all of the terms and conditions of the Credit Documents shall remain in full force and effect.

6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
7. Laws Applicable. To the maximum extent permitted by law, this Amendment shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to its conflicts of law principles.
8. Scope of Agreement. The execution of this Amendment shall not release Borrower or Guarantors from liability of any kind. This Amendment does not attempt to settle, and will in no way affect, compromise, release, waive, settle, discharge or diminish any of the rights or remedies (i) of any individual or entity who is not a party to this Amendment, or (ii) involving any obligations, property, transactions or subject matter not included within this Amendment. It is the express intent and agreement of the Borrower and Guarantors that there are no third-party beneficiaries of this Amendment.
9. Ratification of Documents. The Borrower and Guarantors acknowledge that Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto are entering into this Amendment in reliance on the truth and accuracy of the representations and warranties in this Amendment. Despite any past or future acceptance of late or partial installment payments, any prior reinstatement, any prior negotiations, or any other actual or implied forbearance of any nature by Administrative Agent, Syndication Agent, Documentation Agent and/or any of the Lenders party hereto, time remains of the essence of this Amendment and of the Credit Documents.
[Signature blocks appear on the following pages.]

DATED as of the date first set forth above.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Mark Mumford
	Name:	Mark Mumford
	Title:	CFO

JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender and as Administrative Agent
By:	/s/ Anna Ruiz
	Name:	Anna Ruiz
	Title:	Vice President

BANK OF AMERICA, N.A., a national banking association, as a Lender and as Syndication Agent
By:	/s/ Angelo Maragos
	Name:	Angelo Maragos
	Title:	Vice President

WELLS FARGO BANK, N.A., a national banking association, as a Lender and as Documentation Agent
By:	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender
By:	/s/ Blake Malia
	Name:	Blake Malia
	Title:	Assistant Vice President

FIFTH THIRD BANK, a national banking association, as a Lender
By:	/s/ Gary Losey
	Name:	Garey S. Losey
	Title:	Vice President

CONSENT AND AGREEMENT OF GUARANTORS
The undersigned Guarantors have each executed a Continuing Guarantee dated August 31, 2007 (each, a “Continuing Guaranty”)in favor of Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party thereto as such terms are defined in the foregoing First Amendment to Credit Documents (the “Amendment”). Guarantors hereby consent and agree to the modifications and all other matters contained in the Amendment. Each Continuing Guarantee is continued in full force and effect and shall remain unaffected and unchanged except as amended and modified by the Amendment. Each Continuing Guarantee is hereby ratified and reaffirmed, and Guarantor specifically acknowledges the validity and enforceability thereof.

PEI WEI ASIAN DINER, INC., a Delaware corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB ADMINISTRATION, INC., a Delaware corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB SHARED CORPORATE SERVICES, INC., an Arizona corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB GIFT CARD, INC., an Arizona corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB PINNACLE PEAK LLC, an Arizona limited liability company
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB EQUIPMENT, LLC, a Delaware limited liability company
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB LICENSING, INC., a Delaware corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO

PFCCB RETAIL, INC., a Delaware corporation
By:	/s/ Richard Federico
	Name:	Richard Federico
	Title:	CEO